UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant   ☐

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☐ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

BREKFORD CORP.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑  No fee required

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☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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BREKFORD CORP.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING

MEETING TYPE:	Annual Meeting
FOR HOLDERS OF RECORD AS OF:	April 19, 2013
MEETING DATE:	Thursday, June 13, 2013
TIME:	12:00 p.m. (Local Time)
LOCATION:	The Company’s Corporate Headquarters at 7020 Dorsey Road, Hanover, Maryland 21076

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that our proxy materials are available to you on the Internet.  Follow the instructions below to view the materials and vote or request paper copies.  This communication represents only an overview of the more complete proxy materials that are available to you on the Internet or by mail.  We encourage you to access and review all of the information contained in the proxy materials before voting.

This is NOT a ballot or a proxy card and you CANNOT vote by returning this notice.

HOW TO ACCESS THE PROXY MATERIALS

Proxy Materials Available to View or Receive:

NOTICE AND PROXY STATEMENT
ANNUAL REPORT ON FORM 10-K

How to View Online:

Visit https://www.iproxydirect.com/BFDI.  Have the Control ID and Request ID that are printed above and follow the instructions.

How to Request and Receive a Paper or E-Mail Copy:

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

If you want to receive a paper copy of the proxy materials, you must request one using one of these methods.  There is NO charge for requesting a copy.  To facilitate timely delivery, please make the request prior to June 1, 2013.

HOW TO VOTE
Please Choose One of the Following Voting Methods

Vote in Person:  You may attend the meeting and vote your shares in person.  Many shareholder meetings have special requirements for attendance and voting, such as requirements that you possess an attendance ticket issued by the entity holding the meeting or that you request a ballot.  Please check the meeting materials for any special requirements.

Vote by Internet:  To vote by Internet, go to https://www.iproxydirect.com/BFDI.  Have the Control ID and Request ID that is printed above available and follow the instructions.  You may enter voting instructions until 11:59 p.m. (Local Time) on June 12, 2013.

Vote by Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

PURPOSES OF THE MEETING

1.      Election of Five Directors.
Nominees:  Douglas Deleaver; C.B. Brechin; Scott Rutherford; Gregg Smith; Robert West
The Board of Directors recommends you vote FOR ALL NOMINEES

2.      Adoption of a non-binding advisory resolution approving the compensation of the Company’s named executive officers.
The Board of Directors recommends you vote FOR adoption of the resolution

3.      Recommendation, by non-binding advisory vote, on the frequency of future Say-on-Pay Votes (every 1 year, 2 years or 3 years).
The Board of Directors recommends you vote to hold future Say-on-Pay Votes every 1 YEAR

Such Other Matters as may Properly Come Before the Meeting or any Adjournment Thereof.